EXHIBIT 99.1

Lakeland Bancorp Reports Record Full Year Results and Closes Pascack Bancorp Acquisition

OAK RIDGE, N.J., Jan. 28, 2016 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (NASDAQ:LBAI) (the “Company”) reported the following results for the fourth quarter of 2015 and for the year ended December 31, 2015:

  Net income for the fourth quarter of 2015 was $8.5 million, a 7% increase compared to $7.9 million for the fourth quarter of 2014.  Earnings per diluted share in the fourth quarter of 2015 was $0.22, compared to $0.21 in the fourth quarter of 2014.  Excluding the impact of $822 thousand in merger related expenses, net income for the fourth quarter of 2015 was $9.2 million, or $0.24 per diluted share.
  For the fourth quarter of 2015, annualized return on average assets was 0.89%, annualized return on average common equity was 8.40%, and annualized return on average tangible common equity was 11.64%.  Tangible book value per common share at December 31, 2015 was $7.62, an increase of 8% compared to December 31, 2014.
  Net income for the year ended December 31, 2015 was $32.5 million, or $0.85 per diluted share, a 4% increase compared to $31.1 million, or $0.82 per diluted share, for 2014.  Excluding the impact of $1.6 million in net non-routine transactions, described below, net income for the year ended December 31, 2015 was $33.8 million, an 8% increase compared to 2014, or $0.88 per diluted share.  For 2015, return on average assets was 0.89%, the return on average common equity was 8.28%, and the return on average tangible common equity was 11.58%.
  The $1.6 million in net non-routine transactions in 2015 included $1.2 million of expenses related to the Pascack Bancorp, Inc. (“Pascack Bancorp”) merger, $2.4 million of prepayment fees from the repayment of $20.0 million of 4.44% long-term debt, $1.8 million of realized gain from the redemption of $10.0 million of trust preferred debt, and $173 thousand in related net realized gains on the sale of securities.  Merger expenses primarily include the cost of legal, accounting, and investment banking services as well as technology costs.
  During the fourth quarter of 2015, Pascack Bancorp shareholders approved the merger of Pascack Bancorp with and into the Company.  This merger, along with the merger of Pascack Community Bank with and into Lakeland Bank, was consummated on January 7, 2016, adding approximately $390 million in total assets to the Company.  The Company also acquired eight branches in the merger.  The Company intends to close a total of three branches in overlapping areas, which will result in a net total of 53 branches for Lakeland Bank.
  At December 31, 2015, loans totaled $2.97 billion, an increase of $114.2 million, or 4%, from September 30, 2015, and $312.3 million, or 12%, compared to December 31, 2014.  The annual increase was primarily due to an increase in commercial real estate loans of $285.9 million, or 18%, and commercial, industrial and other loans of $68.8 million, or 29%.
  Total deposits were $3.0 billion at December 31, 2015, an increase of $75.9 million, or 3%, from September 30, 2015, and $204.8 million, or 7%, since December 31, 2014.  Noninterest bearing demand deposits, which totaled $693.7 million at December 31, 2015, increased by $47.7 million, or 7%, from December 31, 2014.  Noninterest bearing demand deposits represented 23% of total deposits at December 31, 2015.
  On January 26, 2016, the Company declared a quarterly cash dividend of $0.085 per common share, payable on February 17, 2016 to holders of record as of the close of business on February 10, 2016.

Thomas J. Shara, Lakeland Bancorp’s President and CEO said, “We continued to successfully execute on our strategic growth initiatives during 2015.  By adding new lending teams and establishing two Loan Production Offices, the Bank expanded geographically within New Jersey while entering New York State for the first time.  This helped to contribute to our 19% combined growth in commercial real estate and C&I loans.  In addition, we expanded our presence in the Bergen and Essex County markets with the acquisition of Pascack Bancorp, increasing Lakeland’s total assets to $4.2 billion.”

Earnings

Net Interest Income

Net interest income for the fourth quarter of 2015 was $30.1 million, as compared to $28.9 million for the same period in 2014, an increase of 4%.  For the year ended December 31, 2015, net interest income was $116.6 million compared to $113.6 million for 2014, a 3% increase.

In the fourth quarter of 2015, annualized net interest margin (“NIM”) was 3.43%, which was one basis point higher than the third quarter.  This 3.43% included four basis points from prepayment fees and net interest recoveries that did not occur in the third quarter.  For 2015, NIM was 3.47%, compared to 3.64% for 2014.  This decrease in NIM was due primarily to a decline in the yield on commercial loans as they were originated and refinanced at lower rates in 2015.

Noninterest Income

Noninterest income totaled $4.8 million for the fourth quarter of 2015, a 7% increase when compared to $4.5 million for the same period in 2014.  Noninterest income totaled $21.2 million for 2015, compared to $17.7 million for 2014.  Excluding the $1.8 million gain on debt extinguishment and $173 thousand net gain on sale of securities related to debt prepayments, total noninterest income totaling $19.2 million was $1.4 million greater than the same period in 2014.  The primary differences between 2015 and 2014 were $1.1 million in additional gains on the sale of loans, $0.6 million in death benefits as well as additional accrued income from bank owned life insurance policies, and $0.4 million in swap fee income received in 2015.  These increases were partially offset by $0.5 million in lower demand deposit account fees and overdraft charges in 2015.

Noninterest Expense

Noninterest expense for the fourth quarter of 2015 was $22.1 million compared to $20.2 million for the same period in 2014.  Excluding the $822 thousand in merger related expenses, noninterest expense totaling $21.3 million was $1.1 million greater than the same period in 2014.  The provision for unfunded lending commitments increased $0.6 million from the fourth quarter of 2014 to the fourth quarter of 2015 due to an increase in unfunded commercial mortgage commitments.  Salary and benefit expenses increased $0.5 million, due primarily to the two new Loan Production Offices (“LPOs”) as well as year-over-year incremental salary increases, pension expenses, increasing benefit costs and benefit increases.  The fourth quarter 2015 efficiency ratio was 58.70%, as compared to 59.87% for the fourth quarter of 2014.

Noninterest expense for 2015 was $87.2 million, compared to $79.1 million for 2014.  Excluding the $1.2 million in merger related expenses and $2.4 million of debt prepayment fees, noninterest expense totaling $83.7 million was $4.5 million greater than the same period in 2014.  Additional salary and benefit expenses of $3.5 million comprised most of this increase, due primarily to the two new LPOs as well as year-over-year incremental salary increases, pension expenses, increasing benefit costs and benefit increases.  The provision for unfunded lending commitments increased $0.9 million due to an increase in unfunded commercial mortgage commitments.

Financial Condition

At December 31, 2015, total assets were $3.87 billion, an increase of $331.2 million, or 9%, from December 31, 2014.  Included in this increase was a $312.3 million, or 12%, increase in total loans.  Total liabilities increased $310.1 million, primarily because of a $204.8 million increase in total deposits and $69.4 million increase in other borrowings from the addition of Federal Home Loan Bank borrowings.  Stockholders’ equity increased $21.1 million during 2015, primarily because of the $19.9 million increase in retained earnings from 2015 net income less quarterly dividends.

Asset Quality

At December 31, 2015, non-performing assets totaled $23.7 million (0.61% of total assets) compared to $21.7 million (0.61% of total assets) at December 31, 2014.  The allowance for loan and lease losses totaled $30.9 million at December 31, 2015 and represented 1.04% of total loans and leases.  In the fourth quarter of 2015, the Company had net charge-offs totaling $0.1 million, compared to $1.0 million in the fourth quarter of 2014.  For the year ended December 31, 2015, the Company had net charge-offs of $1.8 million (0.06% of average loans), as compared to $5.0 million (0.19% of average loans) for 2014.  The Company had no provision for loan and lease losses in the fourth quarter of 2015, compared to $1.6 million for the same period in 2014, $1.9 million for 2015, and $5.9 million for 2014.

Capital

At December 31, 2015, stockholders' equity was $400.5 million; and, book value per common share was $10.57.  Tangible book value per common share was $7.62 at December 31, 2015, an increase of 8% compared to December 31, 2014.  As of December 31, 2015, the Company’s leverage ratio was 8.70%.  Tier 1 and total risk based capital ratios were 10.53% and 11.61%, respectively.  The common equity tier 1 capital ratio was 9.54% and the tangible common equity ratio was 7.69%.  The regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements.  Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time.  Actual results could differ materially from such forward-looking statements.  The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending and leasing activities, customers’ acceptance of the Company’s products and services, competition, and failure to realize anticipated efficiencies and synergies from the mergers of Pascack Bancorp into the Company and Pascack Community Bank into Lakeland Bank.  Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements.  Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Explanation of Non-GAAP Financial Measures

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company’s management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors.  These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure.  The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses.  Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses and gain on debt extinguishment, which can vary from period to period.  The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

About Lakeland Bank
Lakeland Bank is the wholly-owned subsidiary of Lakeland Bancorp, Inc. (NASDAQ:LBAI), which has $4.2 billion in total assets including the merger with Pascack Bancorp.  The Bank operates 53 New Jersey branch offices in Bergen, Essex, Morris, Passaic, Somerset, Sussex, Union and Warren counties; five New Jersey regional commercial lending centers in Bernardsville, Montville, Newton, Teaneck and Wyckoff/Waldwick; and, two commercial loan production offices serving Middlesex and Monmouth counties in New Jersey and the Hudson Valley region of New York.  Lakeland Bank offers an extensive suite of financial products and services for businesses and consumers.  Visit LakelandBank.com for more information.

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in thousands, except per share amounts)	2015	2014	2015	2014

INCOME STATEMENT
Net Interest Income	$30,119	$28,850	$116,640	$113,566
Provision for Loan and Lease Losses	-	(1,589)	(1,942)	(5,865)
Other Noninterest Income	4,290	4,274	17,409	17,147
Gain on Investment Securities	51	-	241	2
Gain on Sale of Loans	437	195	1,681	573
Gain on Debt Extinguishment	-	-	1,830	-
Long-Term Debt Prepayment Fee	-	-	(2,407)	-
Merger Related Expenses	(822)	-	(1,152)	-
Provision for Unfunded Lending Commitments	(506)	89	(864)	65
Other Noninterest Expense	(20,814)	(20,267)	(82,788)	(79,200)
Pretax Income	12,755	11,552	48,648	46,288
Tax Expense	(4,291)	(3,613)	(16,167)	(15,159)
Net Income	$8,464	$7,939	$32,481	$31,129

Basic Earnings per Common Share	$0.22	$0.21	$0.85	$0.82
Diluted Earnings per Common Share	$0.22	$0.21	$0.85	$0.82
Dividends per Common Share	$0.085	$0.075	$0.330	$0.293
Weighted Average Shares - Basic	37,865	37,765	37,844	37,749
Weighted Average Shares - Diluted	38,048	37,920	37,993	37,869

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.89%	0.90%	0.89%	0.92%
Annualized Return on Average Common Equity	8.40%	8.35%	8.28%	8.48%
Annualized Return on Average Tangible Common Equity (1)	11.64%	11.87%	11.58%	12.21%
Annualized Return on Interest Earning Assets	3.76%	3.87%	3.79%	3.92%
Annualized Cost of Interest Bearing Liabilities	0.44%	0.39%	0.43%	0.38%
Annualized Net Interest Spread	3.32%	3.48%	3.36%	3.54%
Annualized Net Interest Margin	3.43%	3.58%	3.47%	3.64%
Efficiency Ratio (1)	58.70%	59.87%	60.18%	59.35%
Stockholders' Equity to Total Assets			10.35%	10.72%
Book Value per Common Share			$10.57	$10.01
Tangible Book Value per Common Share (1)			$7.62	$7.06
Tangible Common Equity to Tangible Assets (1)			7.69%	7.81%

ASSET QUALITY RATIOS			12/31/2015	12/31/2014
Ratio of Allowance for Loan and Lease Losses to Total Loans			1.04%	1.16%
Non-accruing Loans to Total Loans			0.76%	0.78%
Non-performing Assets to Total Assets			0.61%	0.61%
Annualized Net Charge-Offs to Average Loans			0.06%	0.19%

SELECTED BALANCE SHEET DATA AT PERIOD-END			12/31/2015	12/31/2014
Loans and Leases			$2,967,946	$2,655,614
Allowance for Loan and Lease Losses			(30,874)	(30,684)
Investment Securities			573,176	575,271
Total Assets			3,869,550	3,538,325
Total Deposits			2,995,571	2,790,819
Short-Term Borrowings			151,234	108,935
Other Borrowings			303,143	243,736
Stockholders' Equity			400,516	379,438

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Twelve Months Ended
	12/31/2015	12/31/2014	12/31/2015	12/31/2014
Loans and Leases, net	$2,898,477	$2,622,602	$2,773,601	$2,568,056
Investment Securities	561,024	566,039	581,452	543,806
Interest Earning Assets	3,509,867	3,227,390	3,390,112	3,147,266
Total Assets	3,779,819	3,483,162	3,648,836	3,400,461
Noninterest Bearing Demand Deposits	722,270	679,796	695,630	652,685
Savings Deposits	402,217	384,064	399,431	384,715
Interest Bearing Transaction Accounts	1,573,638	1,487,492	1,511,954	1,454,967
Time Deposits	328,080	277,930	303,682	283,905
Total Deposits	3,026,205	2,829,282	2,910,697	2,776,272
Short-Term Borrowings	47,276	38,653	54,027	55,798
Other Borrowings	286,887	221,848	274,908	186,022
Total Interest Bearing Liabilities	2,638,098	2,409,988	2,544,003	2,365,407
Stockholders' Equity	399,987	377,379	392,221	367,210

(1) See supplemental information - Non-GAAP financial measures

Lakeland Bancorp, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in thousands, except per share amounts)	2015	2014	2015	2014

INTEREST INCOME
Loans and fees	$30,065	$28,182	$115,295	$110,587
Federal funds sold and interest bearing deposits with banks	32	25	62	71
Taxable investment securities and other	2,562	2,592	10,563	10,040
Tax exempt investment securities	396	429	1,594	1,805
TOTAL INTEREST INCOME	33,055	31,228	127,514	122,503
INTEREST EXPENSE
Deposits	1,662	1,302	5,755	5,064
Federal funds purchased and securities sold under agreements to repurchase	18	9	110	78
Other borrowings	1,256	1,067	5,009	3,795
TOTAL INTEREST EXPENSE	2,936	2,378	10,874	8,937
NET INTEREST INCOME	30,119	28,850	116,640	113,566
Provision for loan and lease losses	-	1,589	1,942	5,865
NET INTEREST INCOME AFTER PROVISION FOR
LOAN AND LEASE LOSSES	30,119	27,261	114,698	107,701
NONINTEREST INCOME
Service charges on deposit accounts	2,620	2,612	10,024	10,523
Commissions and fees	1,081	1,168	4,568	4,634
Gain on investment securities	51	-	241	2
Gain on sale of loans	437	195	1,681	573
Gain on debt extinguishment	-	-	1,830	-
Income on bank owned life insurance	475	363	2,017	1,453
Other income	114	131	800	537
TOTAL NONINTEREST INCOME	4,778	4,469	21,161	17,722
NONINTEREST EXPENSE
Salaries and employee benefits	12,370	11,827	48,640	45,167
Net occupancy expense	2,068	2,190	8,956	8,865
Furniture and equipment	1,764	1,647	6,930	6,605
Stationery, supplies and postage	392	347	1,529	1,403
Marketing expense	534	534	1,586	2,025
FDIC insurance expense	563	518	2,086	2,019
ATM and debit card expense	317	353	1,398	1,432
Telecommunications expense	374	341	1,448	1,386
Data processing expense	392	362	1,524	1,245
Other real estate owned and other repossessed assets expense	135	69	181	234
Long-term debt prepayment fee	-	-	2,407	-
Merger related expenses	822	-	1,152	-
Core deposit intangible amortization	99	111	415	464
Provision for unfunded lending commitments	506	(89)	864	(65)
Other expenses	1,806	1,968	8,095	8,355
TOTAL NONINTEREST EXPENSE	22,142	20,178	87,211	79,135
INCOME BEFORE PROVISION FOR INCOME TAXES	12,755	11,552	48,648	46,288
Provision for income taxes	4,291	3,613	16,167	15,159
NET INCOME	$8,464	$7,939	$32,481	$31,129
EARNINGS PER COMMON SHARE
Basic	$0.22	$0.21	$0.85	$0.82
Diluted	$0.22	$0.21	$0.85	$0.82
DIVIDENDS PER COMMON SHARE	$0.085	$0.075	$0.330	$0.293

Lakeland Bancorp, Inc.
Consolidated Balance Sheets

	December 31,	December 31,
(Dollars in thousands)	2015	2014
	(Unaudited)
ASSETS
Cash and due from banks	$113,894	$102,549
Federal funds sold and interest bearing deposits due from banks	4,599	6,767
Total cash and cash equivalents	118,493	109,316

Investment securities available for sale, at fair value	442,349	457,449
Investment securities held to maturity; fair value of $117,594 in 2015
and $109,030 in 2014	116,740	107,976
Federal Home Loan Bank and other membership stocks, at cost	14,087	9,846
Loans held for sale	1,233	592
Loans:
Commercial, secured by real estate	1,879,659	1,593,781
Commercial, industrial and other	307,044	238,252
Leases	56,660	54,749
Residential mortgages	389,692	431,190
Consumer and home equity	334,891	337,642
Total loans	2,967,946	2,655,614
Net deferred costs	(2,746)	(1,788)
Allowance for loan and lease losses	(30,874)	(30,684)
Net loans	2,934,326	2,623,142
Premises and equipment, net	35,881	35,675
Accrued interest receivable	9,208	8,896
Goodwill	109,974	109,974
Other identifiable intangible assets	1,545	1,960
Bank owned life insurance	65,361	57,476
Other assets	20,353	16,023
TOTAL ASSETS	$3,869,550	$3,538,325

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$693,741	$646,052
Savings and interest bearing transaction accounts	1,958,509	1,864,805
Time deposits under $100,000	164,886	165,625
Time deposits $100,000 and over	178,435	114,337
Total deposits	2,995,571	2,790,819
Federal funds purchased and securities sold under agreements to repurchase	151,234	108,935
Other borrowings	271,905	202,498
Subordinated debentures	31,238	41,238
Other liabilities	19,086	15,397
TOTAL LIABILITIES	3,469,034	3,158,887

STOCKHOLDERS' EQUITY:
Common stock, no par value; authorized 70,000,000 shares;
issued 37,906,481 shares at December 31, 2015
and 37,910,840 shares at December 31, 2014	386,287	384,731
Retained Earnings (Accumulated Deficit)	13,079	(6,816)
Accumulated other comprehensive gain	1,150	1,523
TOTAL STOCKHOLDERS' EQUITY	400,516	379,438
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,869,550	$3,538,325

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(Dollars in thousands, except per share data)	2015	2015	2015	2015	2014

INCOME STATEMENT
Net Interest Income	$30,119	$29,334	$28,669	$28,518	$28,850
Provision for Loan and Lease Losses	-	(332)	(740)	(870)	(1,589)
Other Noninterest Income	4,290	4,169	4,477	4,473	4,274
Gain on Investment Securities	51	173	17	-	-
Gain on Sale of Loans	437	515	464	265	195
Gain on Debt Extinguishment	-	1,830	-	-	-
Long-Term Debt Prepayment Fee	-	(2,407)	-	-	-
Merger Related Expenses	(822)	(330)	-	-	-
Provision for Unfunded Lending Commitments	(506)	(168)	(60)	(130)	89
Other Noninterest Expense	(20,814)	(20,927)	(21,135)	(19,912)	(20,267)
Pretax Income	12,755	11,857	11,692	12,344	11,552
Tax Expense	(4,291)	(4,032)	(3,830)	(4,014)	(3,613)
Net Income	$8,464	$7,825	$7,862	$8,330	$7,939

Basic Earnings Per Common Share	$0.22	$0.20	$0.21	$0.22	$0.21
Diluted Earnings Per Common Share	$0.22	$0.20	$0.21	$0.22	$0.21
Dividends Per Common Share	$0.085	$0.085	$0.085	$0.075	$0.075
Dividends Paid	$3,246	$3,244	$3,243	$2,852	$2,853
Weighted Average Shares - Basic	37,865	37,856	37,854	37,800	37,765
Weighted Average Shares - Diluted	38,048	38,016	37,988	37,937	37,920

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.89%	0.84%	0.88%	0.96%	0.90%
Annualized Return on Average Common Equity	8.40%	7.86%	8.08%	8.81%	8.35%
Annualized Return on Tangible Common Equity (1)	11.64%	10.96%	11.33%	12.43%	11.87%
Annualized Net Interest Margin	3.43%	3.42%	3.46%	3.56%	3.58%
Efficiency Ratio (1)	58.70%	60.77%	62.09%	59.17%	59.87%
Common Stockholders' Equity to Total Assets	10.35%	10.62%	10.57%	10.70%	10.72%
Tangible Common Equity to Tangible Assets (1)	7.69%	7.88%	7.78%	7.86%	7.81%
Tier 1 Risk-Based Ratio (2)	10.53%	10.81%	11.05%	11.23%	11.76%
Total Risk-Based Ratio (2)	11.61%	11.93%	12.15%	12.37%	12.98%
Tier 1 Leverage Ratio (2)	8.70%	8.77%	9.12%	9.17%	9.08%
Common Equity Tier 1 Capital Ratio (2)	9.54%	9.78%	9.66%	9.79%	N/A
Book Value per Common Share	$10.57	$10.49	$10.31	$10.24	$10.01
Tangible Book Value per Common Share (1)	$7.62	$7.55	$7.36	$7.29	$7.06

(1) See Supplemental Information - Non-GAAP financial measures
(2) Beginning March 31, 2015, these ratios were calculated according to the Basel III capital rules that took effect on January 1, 2015.

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(Dollars in thousands)	2015	2015	2015	2015	2014

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$2,967,946	$2,853,764	$2,756,694	$2,691,705	$2,655,614
Allowance for Loan and Lease Losses	(30,874)	(30,994)	(30,174)	(30,505)	(30,684)
Investment Securities	573,176	559,295	597,598	599,986	575,271
Total Assets	3,869,550	3,743,100	3,699,127	3,627,764	3,538,325
Total Deposits	2,995,571	2,919,673	2,842,953	2,842,565	2,790,819
Short-Term Borrowings	151,234	131,356	146,249	117,351	108,935
Other Borrowings	303,143	275,666	303,966	263,966	243,736
Stockholders' Equity	400,516	397,687	390,860	388,084	379,438

Loans and Leases
Commercial Real Estate	$1,879,659	$1,776,911	$1,695,276	$1,636,128	$1,593,781
Commercial, Industrial and Other	307,044	290,961	262,617	244,162	238,252
Leases	56,660	55,057	53,798	54,271	54,749
Residential Mortgages	389,692	400,247	414,339	426,339	431,190
Consumer and Home Equity	334,891	330,588	330,664	330,805	337,642
Total Loans	$2,967,946	$2,853,764	$2,756,694	$2,691,705	$2,655,614

Deposits
Noninterest Bearing	$693,741	$694,267	$714,227	$672,264	$646,052
Savings and Interest Bearing Transaction Accounts	1,958,509	1,907,858	1,822,295	1,878,598	1,864,805
Time Deposits Under $100,000	164,886	164,291	165,105	164,946	165,625
Time Deposits $100,000 and Over	178,435	153,257	141,326	126,757	114,337
Total Deposits	$2,995,571	$2,919,673	$2,842,953	$2,842,565	$2,790,819

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$2,898,477	$2,811,581	$2,720,801	$2,660,512	$2,622,602
Investment Securities	561,024	581,565	600,547	582,912	566,039
Interest Earning Assets	3,509,867	3,431,018	3,345,380	3,271,110	3,227,390
Total Assets	3,779,819	3,685,573	3,600,416	3,526,898	3,483,162
Noninterest Bearing Demand Deposits	722,270	710,011	688,854	660,548	679,796
Savings Deposits	402,217	398,147	402,142	395,153	384,064
Interest Bearing Transaction Accounts	1,573,638	1,497,340	1,480,866	1,495,270	1,487,492
Time Deposits	328,080	309,235	295,996	280,837	277,930
Total Deposits	3,026,205	2,914,733	2,867,858	2,831,808	2,829,282
Short-Term Borrowings	47,276	61,679	59,249	47,827	38,653
Other Borrowings	286,887	297,140	267,610	247,316	221,848
Total Interest Bearing Liabilities	2,638,098	2,563,542	2,505,863	2,466,403	2,409,988
Stockholders' Equity	399,987	394,948	390,151	383,587	377,379

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(Dollars in thousands)	2015	2015	2015	2015	2014

AVERAGE ANNUALIZED YIELDS (Taxable Equivalent Basis)
Assets:
Loans and leases	4.12%	4.11%	4.16%	4.25%	4.26%
Taxable investment securities and other	2.09%	2.06%	2.02%	2.08%	2.09%
Tax-exempt securities	3.49%	3.41%	3.58%	3.67%	3.75%
Federal funds sold and interest bearing cash accounts	0.25%	0.07%	0.18%	0.17%	0.26%
Total interest earning assets	3.76%	3.75%	3.78%	3.86%	3.87%

Liabilities:
Savings accounts	0.05%	0.05%	0.05%	0.05%	0.05%
Interest bearing transaction accounts	0.26%	0.25%	0.23%	0.23%	0.23%
Time deposits	0.70%	0.63%	0.59%	0.56%	0.54%
Borrowings	1.53%	1.52%	1.58%	1.61%	1.65%
Total interest bearing liabilities	0.44%	0.44%	0.42%	0.40%	0.39%
Net interest spread (taxable equivalent basis)	3.32%	3.31%	3.36%	3.46%	3.48%

Annualized net interest margin (taxable equivalent basis)	3.43%	3.42%	3.46%	3.56%	3.58%
Annualized cost of deposits	0.22%	0.20%	0.19%	0.18%	0.18%

ASSET QUALITY DATA
Allowance for Loan and Lease Losses
Balance at beginning of period	$30,994	$30,174	$30,505	$30,684	$30,047
Provision for loan losses	-	332	740	870	1,589
Net recoveries (charge-offs)	(120)	488	(1,071)	(1,049)	(952)
Balance at end of period	$30,874	$30,994	$30,174	$30,505	$30,684

Net Loan Charge-offs (Recoveries)
Commercial real estate	$(450)	$(936)	$476	$426	$(287)
Commercial, industrial and other	(56)	88	21	(31)	99
Leases	(1)	13	102	407	185
Home equity and consumer	561	204	386	231	860
Real estate - mortgage	66	143	86	16	95
Net charge-offs (recoveries)	$120	$(488)	$1,071	$1,049	$952

Non-performing Assets
Commercial real estate	$10,446	$8,176	$5,307	$6,994	$7,612
Commercial, industrial and other	103	832	1,354	285	308
Leases	316	154	79	111	88
Home equity and consumer	3,167	3,530	3,143	3,472	3,415
Real estate - mortgage	8,664	8,805	9,098	9,552	9,246
Total non-accruing loans	22,696	21,497	18,981	20,414	20,669
Property acquired through foreclosure or repossession	983	819	1,078	826	1,026
Total non-performing assets	$23,679	$22,316	$20,059	$21,240	$21,695

Loans past due 90 days or more and still accruing	$331	$123	$102	$134	$66
Loans restructured and still accruing	$10,108	$11,927	$12,419	$11,538	$10,579

Ratio of allowance for loan and lease losses to total loans	1.04%	1.09%	1.09%	1.13%	1.16%
Non-performing loans to total loans	0.76%	0.75%	0.69%	0.76%	0.78%
Non-performing assets to total assets	0.61%	0.60%	0.54%	0.59%	0.61%
Annualized net charge-offs (recoveries) to average loans	0.02%	-0.07%	0.16%	0.16%	0.15%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)

	At or for the Quarter Ended
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(Dollars in thousands, except per share amounts)	2015	2015	2015	2015	2014

Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$400,516	$397,687	$390,860	$388,084	$379,438
Less:
Goodwill	109,974	109,974	109,974	109,974	109,974
Other identifiable intangible assets, net	1,545	1,644	1,742	1,849	1,960
Total tangible common stockholders' equity at end of period - Non-GAAP	$288,997	$286,069	$279,144	$276,261	$267,504

Shares outstanding at end of period	37,906	37,906	37,903	37,900	37,911

Book value per share - GAAP	$10.57	$10.49	$10.31	$10.24	$10.01

Tangible book value per share - Non-GAAP	$7.62	$7.55	$7.36	$7.29	$7.06

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non-GAAP	$288,997	$286,069	$279,144	$276,261	$267,504

Total assets at end of period	$3,869,550	$3,743,100	$3,699,127	$3,627,764	$3,538,325
Less:
Goodwill	109,974	109,974	109,974	109,974	109,974
Other identifiable intangible assets, net	1,545	1,644	1,742	1,849	1,960
Total tangible assets at end of period - Non-GAAP	$3,758,031	$3,631,482	$3,587,411	$3,515,941	$3,426,391

Common equity to assets - GAAP	10.35%	10.62%	10.57%	10.70%	10.72%

Tangible common equity to tangible assets - Non-GAAP	7.69%	7.88%	7.78%	7.86%	7.81%

Calculation of return on average tangible common equity
Net income - GAAP	$8,464	$7,825	$7,862	$8,330	$7,939

Total average common stockholders' equity	$399,987	$394,948	$390,151	$383,587	$377,379
Less:
Average goodwill	109,974	109,974	109,974	109,974	109,974
Average other identifiable intangible assets, net	1,606	1,706	1,807	1,919	2,028
Total average tangible common stockholders' equity - Non-GAAP	$288,407	$283,268	$278,370	$271,694	$265,377

Return on average common stockholders' equity - GAAP	8.40%	7.86%	8.08%	8.81%	8.35%

Return on average tangible common stockholders' equity - Non-GAAP	11.64%	10.96%	11.33%	12.43%	11.87%

Calculation of efficiency ratio
Total noninterest expense	$22,142	$23,832	$21,195	$20,042	$20,178
Amortization of core deposit intangibles	(99)	(98)	(107)	(111)	(111)
Other real estate owned and other repossessed asset (expense) income	(135)	(27)	(27)	8	(69)
Long-term debt prepayment fee	-	(2,407)	-	-	-
Merger related expenses	(822)	(330)	-	-	-
Provision for unfunded lending commitments, net	(506)	(168)	(60)	(130)	89
Noninterest expense, as adjusted	$20,580	$20,802	$21,001	$19,809	$20,087

Net interest income	$30,119	$29,334	$28,669	$28,518	$28,850
Total noninterest income	4,778	6,687	4,958	4,738	4,469
Total revenue	34,897	36,021	33,627	33,256	33,319
Tax-equivalent adjustment on municipal securities	212	210	214	221	231
Gains on debt extinguishment	-	(1,830)	-	-	-
Gains on sales investment securities	(51)	(173)	(17)	-	-
Total revenue, as adjusted	$35,058	$34,228	$33,824	$33,477	$33,550

Efficiency ratio - Non-GAAP	58.70%	60.77%	62.09%	59.17%	59.87%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)
	For the Twelve Months Ended,
	Dec 31,	Dec 31,
(Dollars in thousands)	2015	2014

Calculation of return on average tangible common equity
Net income - GAAP	$32,481	$31,129

Total average common stockholders' equity	$392,221	$367,210
Less:
Average goodwill	109,974	109,974
Average other identifiable intangible assets, net	1,759	2,200
Total average tangible common stockholders' equity - Non-GAAP	$280,488	$255,036

Return on average common stockholders' equity - GAAP	8.28%	8.48%

Return on average tangible common stockholders' equity - Non-GAAP	11.58%	12.21%

Calculation of efficiency ratio
Total noninterest expense	$87,211	$79,135
Amortization of core deposit intangibles	(415)	(464)
Other real estate owned and other repossessed asset expense	(181)	(234)
Long-term debt prepayment fee	(2,407)	-
Merger related expenses	(1,152)	-
Provision for unfunded lending commitments	(864)	65
Noninterest expense, as adjusted	$82,192	$78,502

Net interest income	$116,640	$113,566
Noninterest income	21,161	17,722
Total revenue	137,801	131,288
Tax-equivalent adjustment on municipal securities	857	972
Gains on investment securities	(241)	(2)
Gains on extinguishment of debt	(1,830)	-
Total revenue, as adjusted	$136,587	$132,258

Efficiency ratio - Non-GAAP	60.18%	59.35%

CONTACT:
Thomas J. Shara
President & CEO

Joseph F. Hurley
EVP & CFO
973-697-2000